UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2017
CIDARA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36912	46-1537286
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (858) 752-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure
On November 28, 2017, Cidara Therapeutics, Inc. (the “Company”) issued a press release relating to the timing of enrollment and topline results of its Phase 2 clinical trial of rezafungin acetate, called the STRIVE study. A copy of the press release is attached as Exhibit 99.1 to this report.
The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by a specific reference in such a filing.
Item 8.01     Other Events
On November 28, 2017, the Company announced that it had completed enrollment in the STRIVE study, its Phase 2 randomized clinical trial evaluating the safety, tolerability and efficacy of once-weekly dosing of its lead antifungal candidate rezafungin acetate compared to once-daily dosing of caspofungin in patients with candidemia and invasive candidiasis. The Company expects to report topline data for STRIVE in the first quarter of 2018.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.
Exhibit No.    Description
99.1        Press Release, dated November 28, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2017	CIDARA THERAPEUTICS, INC.
By: /s/ Jeffrey Stein, Ph.D. Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

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